SHAREHOLDER LETTER



Dear Shareholder:

We are pleased to bring you this initial annual report for Franklin Global Trust covering the seven-month period from inception on December 29, 2000, through the Trust's fiscal year-end on July 31, 2001. Comprising the Trust are Franklin Global Aggressive Growth Fund, which has a portfolio targeting fast-growing companies from around the world of varying size in core growth industries, and Franklin Global Growth Fund, with a portfolio focused primarily on established global market leaders. On the following pages, you will find reports specific to each Fund in the Trust. In the meantime, we take this opportunity to welcome you and to outline the Fund managers' investment strategies.

Fiduciary International, Inc., which is a subsidiary of Fiduciary Trust Company International (FTCI), is the Funds' sub-advisor. FTCI has managed investments for individuals and institutions for more than seven decades and has extensive experience navigating global markets. Their time-tested approach combines in-depth knowledge of global markets, a skilled investment team and a disciplined investment process designed to seek superior long-term results. FTCI and Franklin Templeton complement each other in navigating the opportunities and complexities of the global marketplace.



CONTENTS


Shareholder Letter ......................................................      1

Fund Reports

 Franklin Global Aggressive Growth Fund .................................      4

 Franklin Global Growth Fund ............................................     12

Financial Highlights & Statements of Investments ........................     20

Financial Statements ....................................................     37

Notes to Financial Statements ...........................................     41

Independent Auditors' Report ............................................     46



FUND CATEGORY
[PYRAMID GRAPHIC]

A DISCIPLINED INVESTMENT PROCESS

The management team adheres to a disciplined investment approach that integrates top-down, macroeconomic analysis to identify regions throughout the world that may offer exceptional growth potential and bottom-up, fundamental company research to identify the best growth opportunities within those regions. The managers employ this dynamic investment process, leveraging top-down and bottom-up analysis for increased opportunity. The portfolios are constructed by assessing regions, countries and currencies on a top-down basis by evaluating macroeconomic conditions. Managers then identify worldwide and thematic changes to uncover investment opportunities. Finally, the Funds' managers evaluate individual growth stocks within the identified sectors and themes based on bottom-up, fundamental analysis. Conducting research along company, country and industry lines allows shareholders to benefit from a cross-assessment of every security to be purchased by the Funds.

Franklin Global Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located around the world that demonstrate accelerating growth, increasing profitability, or above-average growth or growth potential. The Fund offers investors exposure to a worldwide blend of small, medium and large companies with what we believe is excellent growth potential. The managers focus on fast-growing, innovative businesses in core growth industries, such as technology, health care, consumer products and consumer services.

Franklin Global Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of large- and mid-capitalization growth companies worldwide. The Fund offers investors global diversification from a portfolio of established companies with what we believe are strong growth prospects. The managers focus on industry leaders with solid managements, sustainable competitive advantages, and products and services in high demand.

Thank you for choosing Franklin Templeton Investments. We welcome your comments and suggestions and look forward to serving your investment needs in the years to come.

Sincerely,


/s/ Rupert H. Johnson, Jr.


Rupert H. Johnson, Jr.
President
Franklin Global Trust

GEOGRAPHIC DISTRIBUTION
Franklin Global Aggressive Growth Fund
Based on Total Net Assets
7/31/01

[PIE CHART]

North America                                  45.6%
Europe                                         33.7%
Asia                                           12.6%
Latin America                                   0.9%
Mid-East/Africa                                 0.7%
Short-Term Investments & Other Net Assets       6.5%


FRANKLIN GLOBAL
AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in securities of companies located around the world that demonstrate accelerating growth, increasing profitability, or above-average growth or growth potential.
--------------------------------------------------------------------------------

This first annual report for Franklin Global Aggressive Growth Fund covers the period from the Fund's inception on December 29, 2000, through July 31, 2001. During the period under review, worldwide equity markets experienced extreme volatility. This was largely due to a continued U.S. economic slowdown, a decline in European industrial production, Japan's deepening recession, and perhaps most importantly, reduced capital spending in information technology and telecommunications.

Despite six interest rate cuts by the U.S. Federal Reserve Board (the Fed) during the reporting period, the near-term outlook for the U.S. economy and corporate profits remained uncertain. In addition, domestic job market conditions deteriorated and the employment outlook stayed subdued due to many companies' continued efforts to reduce excess inventories.

Since the beginning of 2001, European growth slowed dramatically despite encouraging fourth quarter 2000 gross domestic product news. The U.S. economic slowdown, the euro's 6.9% decline and more localized agricultural problems of mad cow and foot-and-mouth diseases contributed to this economic slowdown. Unlike the Fed, however, the European Central



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 24.

Bank seemed averse to reducing interest rates and was more concerned with combating inflation.

Toward period-end, the Japanese yen strengthened due to foreigners' increased exposure to Japanese equities based on expectations of reform under newly elected Prime Minister Junichiro Koizumi. However, Japan remained plagued by severe deflation, mounting bankruptcies and political uncertainty and seemed unable to proceed with needed structural reforms.

During the reporting period, most major world stock markets fell sharply. The technology-heavy Nasdaq Composite Index, which posted a -17.70% return during the seven months under review, led the U.S. equity market's sharp decline. Most major European countries also experienced negative returns, with the Morgan Stanley Capital International (MSCI(R)) Europe Index posting a -16.74% return for the period. Growth stocks accounted for most of this drop, as reflected in the MSCI Europe Growth Index's -22.24% return.(1) While Japan was surprisingly one of the better performing countries during the first quarter of 2001, Japanese stocks experienced difficulty from April through July. The Japanese equity market approached 10-year lows and returned -15.02% for the period, with growth stocks down even further at -17.31%.(2)

Within this challenging environment, Franklin Global Aggressive Growth Fund - Class A posted a -17.30% cumulative total return since the Fund's inception through July 31, 2001, as shown in the Performance Summary beginning on page 8. The Fund's benchmark, the MSCI World Index, returned -11.54% for the



TOP 10 INDUSTRIES
Franklin Global Aggressive
Growth Fund
7/31/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Diversified Financials                                                   10.7%

Pharmaceuticals                                                           9.3%

Media                                                                     6.0%

Commercial Services & Supplies                                            5.1%

Software                                                                  4.4%

Insurance                                                                 4.1%

Computers & Peripherals                                                   3.8%

Semiconductor Equipment & Products                                        3.5%

Electronic Equipment & Instruments                                        3.4%

IT Consulting & Services                                                  3.1%


1. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The unmanaged MSCI Europe Index measures the total returns (gross dividends are reinvested) of equity securities available in the developed markets in Europe. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The unmanaged MSCI Europe Growth Index measures the total returns (gross dividends are reinvested) of equity securities with high price/book value in the developed markets in Europe. Securities included in the index are weighted according to their market capitalization (shares outstanding times price).

2.  Source: Standard & Poor's Micropal.

TOP 10 EQUITY HOLDINGS
Franklin Global Aggressive
Growth Fund
7/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Amvescap PLC                                                              2.5%
Diversified Financials, U.K.

Schering AG                                                               2.3%
Pharmaceuticals, Germany

Qiagen NV                                                                 1.9%
Biotechnology, Netherlands

Marlborough Stirling PLC                                                  1.8%
Software, U.K.

Vestas Wind Systems AS                                                    1.8%
Electrical Equipment,
Denmark

Altran Technologies SA                                                    1.7%
IT Consulting & Services,
France

Novo Nordisk AS, B                                                        1.7%
Pharmaceuticals, Denmark

Aixtron AG                                                                1.7%
Semiconductor Equipment
& Products, Germany

Logitech International SA                                                 1.6%
Computers & Peripherals,
Switzerland

Tandberg ASA                                                              1.6%
Electronic Equipment &
Instruments, Norway


same period.(3) During the period under review, growth stocks were hit the hardest, as evidenced by the MSCI World Growth Index's -16.82% return. Technology and telecommunications stocks led this decline with the MSCI World Information Technology and Telecommunications Services Indexes posting -26.24% and -18.31%. Likewise, the Fund suffered most from its predominant domestic exposure to the technology sector.(4)

As you may know, Franklin Global Aggressive Growth Fund seeks to invest in underpriced, quality growth companies. The Fund combines a top-down approach to regional allocation, driven by fundamental economic analysis and research, with a dynamic, bottom-up stock selection and valuation process focused on identifying individual growth companies dominant in their markets or regions. The Fund will pursue more aggressive investment opportunities that include small- and mid-cap stocks around the world.

On July 31, 2001, in Europe, we had significant exposure toward small-cap names, with approximately 11% of our European exposure allocated toward small- and mid-cap stocks. Approximately 13% of our North American holdings were in small- and mid-cap names. In the Pacific region, we remained focused on large caps, as we saw few opportunities in smaller companies there. Major holdings at period-end included international investment management holding company Amvescap



3. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends.

4. Source: Standard & Poor's Micropal. The unmanaged MSCI World Growth Index measures the total returns (gross dividends are reinvested) of equity securities with high price/book value ratios in the developed markets globally. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The unmanaged MSCI World Information Technology Index measures the total returns (gross dividends are reinvested) of information technology stocks in the developed markets globally. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The unmanaged MSCI World Telecommunications Services Index measures the total returns (gross dividends are reinvested) of telecommunication services stocks in the developed markets globally. Securities included in the index are weighted according to their market capitalization (shares outstanding times price).

    One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(U.K.), pharmaceuticals producer Schering (Germany) and biotechnology research tools manufacturer Qiagen (Netherlands).

In our opinion, many of the positive trends that affected global equity markets in the last several years, such as demographics, outsourcing, technology and restructuring, should continue. Thus, we remained optimistic about European equities, believing that this region's markets could be supported by the long-term trends of corporate restructuring and pension reform. Ultimately, however, determining the right time to increase our Japanese stock exposure will be an important factor for the Fund's future performance. The perception that Japanese Prime Minister Koizumi will be able to enact much-needed reforms resulting in the redeployment of capital and labor, formed the basis of our increasingly positive outlook for the Japanese market.

Looking forward, we believe the U.S. economy is poised for a rebound after an extended slowdown, followed by a recovery in Europe and emerging markets. However, we foresee continued economic malaise in Japan. Although we are concerned generally about corporate profitability, we are not particularly worried about financial systems due to low inflation and worldwide monetary and fiscal easings. Historically, stocks respond positively to loosened money supply. In addition, equity mutual fund inflows remained strong despite a turbulent period. Although we expect the summer to be volatile, we believe that we have left the lows in global equities behind us.

Portfolio Management Team
Franklin Global Aggressive Growth Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of July 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL
AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's total return would have been lower. After 7/31/02, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 7/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE INFORMATION

CLASS A                                 CHANGE          7/31/01         12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.73           $8.27           $10.00

CLASS B                                 CHANGE          7/31/01         12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.76           $8.24           $10.00

CLASS C                                 CHANGE          7/31/01         12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.76           $8.24           $10.00

ADVISOR CLASS                           CHANGE          7/31/01         12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$1.71           $8.29           $10.00

PERFORMANCE


                                                                       INCEPTION
CLASS A                                                               (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -17.30%

Aggregate Total Return(2)                                               -22.05%

Value of $10,000 Investment(3)                                          $7,795

                                                                       INCEPTION
CLASS B                                                               (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -17.60%

Aggregate Total Return(2)                                               -20.90%

Value of $10,000 Investment(3)                                          $7,910

                                                                       INCEPTION
CLASS C                                                               (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -17.60%

Aggregate Total Return(2)                                               -19.23%

Value of $10,000 Investment(3)                                          $8,077

                                                                       INCEPTION
ADVISOR CLASS                                                         (12/29/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -17.10%

Aggregate Total Return(2)                                               -17.10%

Value of $10,000 Investment(3)                                          $8,290


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the period indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment over the period indicated and includes the applicable, maximum sales charge(s) for that class. Since the Fund has existed for less than one year, average annual total return is not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated and include the applicable, maximum sales charge(s) for that class.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL
AGGRESSIVE GROWTH FUND


AGGREGATE TOTAL RETURN

CLASS A                                                                  7/31/01
--------------------------------------------------------------------------------
Since Inception
(12/29/00)                                                               -22.05%


AGGREGATE TOTAL RETURN

CLASS B                                                                  7/31/01
--------------------------------------------------------------------------------
Since Inception
(12/29/00)                                                               -20.90%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the period shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (12/29/00-7/31/01)

[LINE GRAPH]

This graph compares the performance of the Franklin Global Aggressive Growth Fund - Class A as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00-7/31/01.


                                                      Franklin Global
                    FRANKLIN GLOBAL                     Aggressive
                   AGGRESSIVE GROWTH    MSCI WORLD     Growth Fund -       MSCI
    DATE             FUND-CLASS A *       INDEX          Class A *        World
 12/29/2000             $ 9,425          $10,000
 12/31/2000             $ 9,425          $10,000
 01/31/2001             $ 9,538          $10,194           1.20%           1.94%
 02/28/2001             $ 8,633          $ 9,334          -9.49%          -8.44%
 03/31/2001             $ 7,916          $ 8,722          -8.30%          -6.55%
 04/30/2001             $ 8,737          $ 9,369          10.36%           7.42%
 05/31/2001             $ 8,605          $ 9,253          -1.51%          -1.24%
 06/30/2001             $ 8,303          $ 8,965          -3.50%          -3.12%
 07/31/2001             $ 7,795          $ 8,846          -6.13%          -1.32%


CLASS B (12/29/00-7/31/01)

[LINE GRAPH]

This graph compares the performance of the Franklin Global Aggressive Growth Fund - Class B as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00-7/31/01.


                    FRANKLIN GLOBAL                   Franklin Global
                   AGGRESSIVE GROWTH    MSCI WORLD   Aggressive Growth     MSCI
    DATE             FUND-CLASS B *       INDEX       Fund - Class B *    World

 12/29/2000             $10,000          $10,000
 12/31/2000             $10,000          $10,000
 01/31/2001             $10,120          $10,194            1.20%          1.94%
 02/28/2001             $ 9,160          $ 9,334           -9.49%         -8.44%
 03/31/2001             $ 8,389          $ 8,722           -8.41%         -6.55%
 04/30/2001             $ 9,249          $ 9,369           10.25%          7.42%
 05/31/2001             $ 9,110          $ 9,253           -1.51%         -1.24%
 06/30/2001             $ 8,780          $ 8,965           -3.62%         -3.12%
 07/31/2001             $ 7,910          $ 8,846           -6.15%         -1.32%

CLASS C (12/29/00-7/31/01)

This graph compares the performance of the Franklin Global Aggressive Growth Fund - Class C as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00-7/31/01.


                          [CLASS C LINE GRAPH]


                    FRANKLIN GLOBAL                        Franklin Global
                   AGGRESSIVE GROWTH       MSCI WORLD       Growth Fund-
   DATE              FUND-CLASS C*            INDEX           Class C*            MSCI World
12/29/2000              $9,802               $10,000
12/31/2000              $9,802               $10,000
01/31/2001              $9,910               $10,194              1.10%               1.94%
02/28/2001              $8,978               $ 9,334             -9.40%              -8.44%
03/31/2001              $8,223               $ 8,722             -8.41%              -6.55%
04/30/2001              $9,066               $ 9,369             10.25%               7.42%
05/31/2001              $8,929               $ 9,253             -1.51%              -1.24%
06/30/2001              $8,606               $ 8,965             -3.62%              -3.12%
07/31/2001              $8,077               $ 8,846             -6.15%              -1.32%


ADVISOR CLASS (12/29/00-7/31/01)

This graph compares the performance of the Franklin Global Aggressive Growth Fund-Advisor Class as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00-7/31/01.

                          [ADVISOR CLASS LINE GRAPH]


                                                          Franklin Global
                    FRANKLIN GLOBAL                      Aggressive Growth
                   AGGRESSIVE GROWTH       MSCI WORLD       Fund-Advisor
   DATE           FUND-ADVISOR CLASS         INDEX             Class           MSCI World
12/29/2000              $10,000             $10,000
12/31/2000              $10,000             $10,000
01/31/2001              $10,120             $10,194            1.20%              1.94%
02/28/2001              $ 9,170             $ 9,334           -9.39%             -8.44%
03/31/2001              $ 8,410             $ 8,722           -8.29%             -6.55%
                                                              -----
04/30/2001              $ 9,280             $ 9,369           10.35%              7.42%
                                                              -----
05/31/2001              $ 9,140             $ 9,253           -1.51%             -1.24%
06/30/2001              $ 8,820             $ 8,965           -3.50%             -3.12%
                                                              -----
07/31/2001              $ 8,290             $ 8,846           -6.01%             -1.32%
                                                              -----



AGGREGATE TOTAL RETURN

CLASS C                                                              7/31/01
------------------------------------------------------------------------------
Since Inception (12/29/00)                                          -19.23%



AGGREGATE TOTAL RETURN


ADVISOR CLASS                                                       7/31/01
------------------------------------------------------------------------------
Since Inception (12/29/00)                                          -17.10%



4. Source: Standard & Poor's Micropal. The MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance.


Past performance does not guarantee future results.

FRANKLIN GLOBAL GROWTH FUND


GEOGRAPHIC DISTRIBUTION
Franklin Global Growth Fund
Based on Total Net Assets
7/31/01

                                  [PIE CHART]

                                                                   % OF TOTAL
                                                                    NET ASSETS
------------------------------------------------------------------------------
North America                                                        50.1%
Europe                                                               27.7%
Asia                                                                 15.3%
Latin America                                                         0.9%
Australia                                                             0.6%
Short-Term Investments & Other Net Assets                             5.4%



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of large- and mid-cap growth companies located throughout the world.
--------------------------------------------------------------------------------


This first annual report for Franklin Global Growth Fund covers the period from the Fund's inception on December 29, 2000, through July 31, 2001. During the period under review, worldwide equity markets experienced extreme volatility. This was largely due to a continued U.S. economic slowdown, a decline in European industrial production, Japan's deepening recession, and perhaps most importantly, reduced capital spending in information technology and telecommunications.

Despite six interest rate cuts by the U.S. Federal Reserve Board (the Fed) during the reporting period, the near-term outlook for the U.S. economy and corporate profits remained uncertain. In addition, domestic job market conditions deteriorated and the employment outlook stayed subdued due to many companies' continued efforts to reduce excess inventories.

Since the beginning of 2001, European growth slowed dramatically despite encouraging fourth quarter 2000 gross domestic product news. The U.S. economic slowdown, the euro's 6.9% decline and more localized agricultural problems of mad cow and foot-and-mouth diseases contributed to this economic slowdown. Unlike the Fed, however, the European Central Bank seemed averse to reducing interest rates and was more concerned with combating inflation.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 33.

Toward period-end, the Japanese yen strengthened due to foreigners' increased exposure to Japanese equities based on expectations of reform under newly elected Prime Minister Junichiro Koizumi. However, Japan remained plagued by severe deflation, mounting bankruptcies and political uncertainty and seemed unable to proceed with needed structural reforms.

During the reporting period, most major world stock markets fell sharply. North America performed the best, returning -7.63%, as measured by the Morgan Stanley Capital International (MSCI) North America Index.(1) Within continental Europe, the telecom-heavy Scandinavian equity markets suffered the worst, posting a -26.11% return. The U.K. market suffered to a lesser extent with a -12.88% return. In Asia, Japan entered the spotlight in the first quarter as stock market levels approached 10-year lows, only to rally at its fiscal year-end due to a lowering of interest rates and an injection of public funds. However, the Japanese equity market returned -15.02% for the period as it gave back most of its first quarter gains. The rest of the Asian markets returned -10.44%. The best performing country indexes during the review period were Ireland and New Zealand, which were up 0.60% and 9.18%.(2)

Within this challenging environment, Franklin Global Growth Fund - Class A posted a -21.80% cumulative total return since the Fund's inception through July 31, 2001, as shown in the Performance Summary beginning on page 16. The Fund's benchmark, the MSCI World Index, returned -11.54% for the same period.(3) Franklin Global Growth Fund's investment focus



TOP 10 INDUSTRIES
Franklin Global Growth Fund
7/31/01

                                                                   % OF TOTAL
                                                                    NET ASSETS
------------------------------------------------------------------------------
Pharmaceuticals                                                        13.3%

Diversified Financials                                                 11.1%

Insurance                                                               8.4%

Media                                                                   6.9%

Oil & Gas                                                               4.4%

Banks                                                                   3.9%

Industrial Conglomerates                                                3.8%

Aerospace & Defense                                                     3.0%

Multiline Retail                                                        2.9%

Food & Drug Retailing                                                   2.2%



1. Source: Standard & Poor's Micropal. The unmanaged MSCI North America Index measures the total returns (gross dividends are reinvested) of equity securities in the continent of North America. Securities included in the index are weighted according to their market capitalization (shares outstanding times price).

2. Source: Standard & Poor's Micropal.

3. Source: Standard & Poor's Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
Franklin Global Growth Fund
7/31/01

COMPANY                                                         % OF TOTAL
INDUSTRY, COUNTRY                                                NET ASSETS
---------------------------------------------------------------------------
American International
Group Inc.                                                          2.9%
Insurance, U.S.

Marsh & McLennan
Cos. Inc.                                                           2.4%
Insurance, U.S.

Eli Lilly & Co.                                                     2.3%
Pharmaceuticals, U.S.

Pfizer Inc.                                                         2.3%
Pharmaceuticals, U.S.

Tyco International Ltd.                                             2.2%
Industrial Conglomerates, U.S.

Johnson & Johnson                                                   2.2%
Pharmaceuticals, U.S.

JP Morgan Chase & Co.                                               2.1%
Diversified Financials, U.S.

Citigroup Inc.                                                      2.1%
Diversified Financials, U.S.

United Technologies Corp.                                           2.1%
Aerospace & Defense, U.S.

St. Paul Cos. Inc.                                                  2.1%
Insurance, U.S.



is to invest in high-quality growth companies. The disappointing performance of growth stocks versus value stocks that began in 2000 continued during the period. The MSCI World Growth Index reflected this disparity in investment style performance and returned -16.82%, 528 basis points below the Fund's benchmark.(4)

Franklin Global Growth Fund attempts to create a diversified equity portfolio, emphasizing growth regions around the world. The Fund seeks to invest in what we consider underpriced, highly visible and solid growth companies of varying sizes within these regions. We combine a top-down approach to regional allocation, driven by fundamental economic analysis and research, with a dynamic, bottom-up stock selection and valuation process focused on identifying growth companies dominant in their respective markets or regions.

Within the Fund, most sectors returned negative results during the reporting period. Not surprisingly, the worst performers were information technology and telecommunications services. The best performers were consumer discretionary and energy. The Fund's superior performance in the financial services, consumer services and health care sectors was insufficient to offset inferior results from our technology, consumer durables and capital goods holdings. Major holdings at period-end included one of the world's largest insurance firms, American International Group (U.S.), the world's largest insurance brokerage company, Marsh & McLennan Cos. Inc. (U.S.), and pharmaceuticals manufacturer Eli Lilly & Co. (U.S.).

In our opinion, many of the positive trends that affected global equity markets in the last several years, such as demographics, outsourcing, technology and restructuring, should continue.




4. Source: Standard & Poor's Micropal. The unmanaged MSCI World Growth Index measures the total returns (gross dividends are reinvested) of equity securities with high price/book value ratios in the developed markets globally. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Thus, we remained optimistic about European equities, believing that this region's markets could be supported by the long-term trends of corporate restructuring and pension reform. Ultimately, however, determining the right time to increase our Japanese stock exposure will be an important factor for the Fund's future performance. During the period, we began to shift funds from Europe to Japan and maintained an underweighted position in the rest of Asia. The perception that Japanese Prime Minister Koizumi will be able to enact much-needed reforms resulting in the redeployment of capital and labor, formed the basis of our increasingly positive outlook for the Japanese market.

Looking forward, as the impact of slower U.S. economic growth continues to spread worldwide, we expect to see further reductions in global earnings expectations and economic growth. We will closely monitor consumers around the world, whose consumption has so far remained resilient. We are also concerned about inflation, which is on the rise in Europe, compounded by higher food prices stemming from livestock disease. On the positive side, we believe investor expectations have become subdued and central banks will keep providing liquidity. Although it is difficult to gauge the outlook for earnings in the near term, we continue to view stocks favorably and will seek to add and maintain holdings in companies we feel are leaders in their fields and possess competitive advantages.


Portfolio Management Team
Franklin Global Growth Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of July 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL GROWTH FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's total return would have been lower. After 7/31/02, the manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 7/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.




PRICE INFORMATION

CLASS A                        CHANGE             7/31/01          12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.18              $7.82            $10.00

CLASS B                        CHANGE             7/31/01          12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.21              $7.79            $10.00

CLASS C                        CHANGE             7/31/01          12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.22              $7.78            $10.00

ADVISOR CLASS                  CHANGE             7/31/01          12/29/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.17              $7.83            $10.00

PERFORMANCE

                                                                INCEPTION
CLASS A                                                        (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return(1)                                       -21.80%

Aggregate Total Return(2)                                        -26.30%

Value of $10,000 Investment(3)                                   $7,370

                                                                INCEPTION
CLASS B                                                        (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return(1)                                       -22.10%

Aggregate Total Return(2)                                        -25.22%

Value of $10,000 Investment(3)                                     $7,478

                                                                INCEPTION
CLASS C                                                        (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return(1)                                       -22.20%

Aggregate Total Return(2)                                        -23.76%

Value of $10,000 Investment(3)                                   $7,624

                                                                INCEPTION
ADVISOR CLASS                                                  (12/29/00)
------------------------------------------------------------------------------
Cumulative Total Return(1)                                       -21.70%

Aggregate Total Return(2)                                        -21.70%

Value of $10,000 Investment(3)                                   $7,830


1. Cumulative total return represents the change in value of an investment over the period indicated and does not include sales charges.

2. Aggregate total return represents the change in value of an investment over the period indicated and includes the applicable, maximum sales charge(s) for that class. Since the Fund has existed for less than one year, average annual total return is not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated and include the applicable, maximum sales charge(s) for that class.




--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN GLOBAL GROWTH FUND



AGGREGATE TOTAL RETURN

CLASS A                                                             7/31/01
--------------------------------------------------------------------------------
Since Inception (12/29/00)                                           -26.30%



AGGREGATE TOTAL RETURN

CLASS B                                                             7/31/01
--------------------------------------------------------------------------------
Since Inception (12/29/00)                                           -25.22%



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT


Total return represents the change in value of an investment over the period shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.


CLASS A (12/29/00 - 7/31/01)

                                  [LINE GRAPH]

This graph compares the performance of the Franklin Global Growth Fund - Class A as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00 - 7/31/01.

                                                              Franklin
                                                               Global
  DATE             FRANKLIN GLOBAL GROWTH   MSCI WORLD        Growth -
                      FUND - CLASS A *        INDEX           Class A *          MSCI World
12/29/2000               $9,425                  $10,000
12/31/2000               $9,425                  $10,000
01/31/2001               $9,434                  $10,194         0.10%             1.94%
02/28/2001               $8,256                  $ 9,334       -12.49%            -8.44%
03/31/2001               $7,464                  $ 8,722        -9.59%            -6.55%
04/30/2001               $8,096                  $ 9,369         8.46%             7.42%
05/31/2001               $7,964                  $ 9,253        -1.63%            -1.24%
06/30/2001               $7,691                  $ 8,965        -3.43%            -3.12%
07/31/2001               $7,370                  $ 8,846        -4.17%            -1.32%



CLASS B (12/29/00 - 7/31/01)

                                  [LINE GRAPH]

This graph compares the performance of the Franklin Global Growth Fund - Class B as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00 - 7/31/01.

                                                               Franklin
                 FRANKLIN GLOBAL GROWTH       MSCI WORLD     Global Growth
  DATE              FUND - CLASS B *            INDEX         - Class B *        MSCI World
12/29/2000               $10,000               $10,000
12/31/2000               $10,000               $10,000
01/31/2001               $10,010               $10,194           0.10%            1.94%
02/28/2001               $ 8,750               $ 9,334         -12.59%           -8.44%
03/31/2001               $ 7,910               $ 8,722          -9.60%           -6.55%
04/30/2001               $ 8,569               $ 9,369           8.34%            7.42%
05/31/2001               $ 8,419               $ 9,253          -1.75%           -1.24%
06/30/2001               $ 8,139               $ 8,965          -3.33%           -3.12%
07/31/2001               $ 7,478               $ 8,846          -4.30%           -1.32%

CLASS C (12/29/00 - 7/31/01)

                              [CLASS C LINE GRAPH]

This graph compares the performance of the Franklin Global Growth Fund - Class C as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00 - 7/31/01.

                                                               Franklin
                   FRANKLIN GLOBAL GROWTH     MSCI WORLD    Global Growth
   DATE                FUND - CLASS C *         INDEX         - Class C *       MSCI World(4)
12/29/2000                $9,800               $10,000
12/31/2000                $9,800               $10,000
01/31/2001                $9,810               $10,194           0.10%            1.94%
02/28/2001                $8,575               $ 9,334         -12.59%           -8.44%
03/31/2001                $7,742               $ 8,722          -9.71%           -6.55%
04/30/2001                $8,389               $ 9,369           8.35%            7.42%
05/31/2001                $8,251               $ 9,253          -1.64%           -1.24%
06/30/2001                $7,967               $ 8,965          -3.44%           -3.12%
07/31/2001                $7,624               $ 8,846          -4.31%           -1.32%



ADVISOR CLASS (12/29/00 - 7/31/01)

                           [ADVISOR CLASS LINE GRAPH]

This graph compares the performance of the Franklin Global Growth Fund -
Advisor Class as tracked by the growth in value of a $10,000 investment, to that of the MSCI World Index(4) from 12/29/00 - 7/31/01.

                                                                Franklin
                 FRANKLIN GLOBAL                             Global Growth
                  GROWTH FUND -          MSCI WORLD            - Advisor
   DATE           ADVISOR CLASS            INDEX                 Class       MSCI World(4)
12/29/2000           $10,000              $10,000
12/31/2000           $ 9,802              $10,000
01/31/2001           $10,020              $10,194               0.20%            1.94%
02/28/2001           $ 8,760              $ 9,334             -12.57%           -8.44%
03/31/2001           $ 7,920              $ 8,722              -9.59%           -6.55%
04/30/2001           $ 8,590              $ 9,369               8.46%            7.42%
05/31/2001           $ 8,450              $ 9,253              -1.63%           -1.24%
06/30/2001           $ 8,171              $ 8,965              -3.31%           -3.12%
07/31/2001           $ 7,830              $ 8,846              -4.16%           -1.32%



AGGREGATE TOTAL RETURN

CLASS C                                                             7/31/01
------------------------------------------------------------------------------
Since Inception (12/29/00)                                          -23.76%



AGGREGATE TOTAL RETURN

ADVISOR CLASS                                                       7/31/01
------------------------------------------------------------------------------
Since Inception (12/29/00)                                           -21.70%





4. Source: Standard & Poor's Micropal. The MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock performance.



Past performance does not guarantee future results.

FRANKLIN GLOBAL TRUST
Financial Highlights


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND

                                                                    CLASS A
                                                                --------------
                                                                 PERIOD ENDED
                                                                JULY 31, 2001+
                                                                --------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ....................         $   10.00
                                                                  ---------
Income from investment operations:
 Net investment income ..................................                -- ***
 Net realized and unrealized losses .....................             (1.73)
                                                                  ---------
Total from investment operations ........................             (1.73)
                                                                  ---------
Net asset value, end of period ..........................         $    8.27
                                                                  =========

Total Return** ..........................................            (17.30)%
/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................         $   1,596
Ratios to average net assets:
 Expenses ...............................................              1.74%*
 Expenses, excluding waiver and payments by affiliate....              7.20%*
 Net investment income ..................................               .06%*
Portfolio turnover rate .................................             32.80%


* Annualized.

** Total return does not reflect sales commissions and is not annualized.

*** Actual net investment income per share was $.003.

+ For the period December 29, 2000 (effective date) to July 31, 2001.

++ Based on average weighted shares outstanding.

FRANKLIN GLOBAL TRUST
Financial Highlights (continued)


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONT.)

                                                                     CLASS B
                                                                  --------------
                                                                   PERIOD ENDED
                                                                  JULY 31, 2001+
                                                                  --------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ......................         $ 10.00
                                                                    -------
Income from investment operations:
 Net investment loss ......................................            (.02)
 Net realized and unrealized losses .......................           (1.74)
                                                                    -------
Total from investment operations ..........................           (1.76)
                                                                    -------
Net asset value, end of period ............................         $  8.24
                                                                    =======

Total Return** ............................................          (17.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................         $   257
Ratios to average net assets:
 Expenses .................................................            2.34%*
 Expenses, excluding waiver and payments by affiliate .....            7.80%*
 Net investment loss ......................................            (.38)%*
Portfolio turnover rate ...................................           32.80%


* Annualized.

** Total return does not reflect the contingent deferred sales charge and is not annualized.

+ For the period December 29, 2000 (effective date) to July 31, 2001.

++ Based on average weighted shares outstanding.

FRANKLIN GLOBAL TRUST
Financial Highlights (continued)


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONT.)

                                                                   CLASS C
                                                                --------------
                                                                 PERIOD ENDED
                                                                JULY 31, 2001+
                                                                --------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ....................         $ 10.00
                                                                  -------
Income from investment operations:
 Net investment loss ....................................            (.02)
 Net realized and unrealized losses .....................           (1.74)
                                                                  -------
Total from investment operations ........................           (1.76)
                                                                  -------
Net asset value, end of period ..........................         $  8.24
                                                                  =======

Total Return** ..........................................          (17.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................         $   297
Ratios to average net assets:
 Expenses ...............................................            2.29%*
 Expenses, excluding waiver and payments by affiliate ...            7.75%*
 Net investment loss ....................................            (.38)%*
Portfolio turnover rate .................................           32.80%


* Annualized.

** Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.

+ For the period December 29, 2000 (effective date) to July 31, 2001.

++ Based on average weighted shares outstanding.

FRANKLIN GLOBAL TRUST
Financial Highlights (continued)


FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (CONT.)

                                                                 ADVISOR CLASS
                                                                ---------------
                                                                 PERIOD ENDED
                                                                JULY 31, 2001+
                                                                ---------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period .....................         $ 10.00
                                                                   -------
Income from investment operations:
 Net investment income ...................................             .03
 Net realized and unrealized losses ......................           (1.74)
                                                                   -------
Total from investment operations .........................           (1.71)
                                                                   -------
Net asset value, end of period ...........................         $  8.29
                                                                   =======

Total Return** ...........................................          (17.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $   238
Ratios to average net assets:
 Expenses ................................................            1.40%*
 Expenses, excluding waiver and payments by affiliate ....            6.86%*
 Net investment income ...................................             .59%*
Portfolio turnover rate ..................................           32.80%


* Annualized.

** Total return is not annualized.

+ For the period December 29, 2000 (effective date) to July 31, 2001.

++ Based on average weighted shares outstanding.


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001


    FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                               COUNTRY            SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 92.2%
    AEROSPACE & DEFENSE 2.1%
    Embraer-Empresa Brasileira de Aeronautica SA, ADR ..........          Brazil                 600      $   21,360
    United Technologies Corp. ..................................       United States             400          29,360
                                                                                                          ----------
                                                                                                              50,720
                                                                                                          ----------

    AIR FREIGHT & COURIERS 2.5%
    Exel PLC ...................................................      United Kingdom           2,000          21,976
    United Parcel Service Inc., B ..............................       United States             300          17,049
    Yamato Transport Co. Ltd. ..................................           Japan               1,000          19,458
                                                                                                          ----------
                                                                                                              58,483
                                                                                                          ----------
   *AUTOMOBILES .5%
    Denway Motors Ltd. .........................................         Hong Kong            36,000          12,462
                                                                                                          ----------

    BANKS 1.2%
    Bank of New York Co. Inc. ..................................       United States             400          17,944
    Lloyds TSB Group PLC .......................................      United Kingdom           1,100          11,295
                                                                                                          ----------
                                                                                                              29,239
                                                                                                          ----------
   *BIOTECHNOLOGY 1.9%
    Qiagen NV ..................................................        Netherlands            2,125          45,087
                                                                                                          ----------
    COMMERCIAL SERVICES & SUPPLIES 5.1%
   *BARRA Inc. .................................................       United States             450          22,455
   *Concord EFS Inc. ...........................................       United States             400          22,952
   *Corinthian Colleges Inc. ...................................       United States             500          23,205
   *ISS A/S ....................................................          Denmark                400          24,196
    Jack Henry & Associates Inc. ...............................       United States             700          19,789
    Manpower Inc. ..............................................       United States             300           9,717
                                                                                                          ----------
                                                                                                             122,314
                                                                                                          ----------
   *COMMUNICATIONS EQUIPMENT .6%
    Cisco Systems Inc. .........................................       United States             700          13,454
    McDATA Corp., A ............................................       United States               7             127
                                                                                                          ----------
                                                                                                              13,581
                                                                                                          ----------
    COMPUTERS & PERIPHERALS 3.8%
   *EMC Corp. ..................................................       United States             400           7,888
    International Business Machines Corp. ......................       United States             300          31,563
   *Logitech International SA ..................................        Switzerland              125          38,209
    NEC Corp. ..................................................           Japan               1,000          13,364
                                                                                                          ----------
                                                                                                              91,024
                                                                                                          ----------
   *CONTAINERS & PACKAGING .7%
    Mobile Mini Inc. ...........................................       United States             500          15,990
                                                                                                          ----------
    DISTRIBUTORS .5%
    LI & Fung Ltd. .............................................         Hong Kong             7,000          11,577
                                                                                                          ----------
    DIVERSIFIED FINANCIALS 9.4%
   *Aberdeen Asset Management PLC ..............................      United Kingdom           5,500          36,448
    Amvescap PLC ...............................................      United Kingdom           3,700          58,794

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)


    FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                               COUNTRY            SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    DIVERSIFIED FINANCIALS (CONT.)
    Citigroup Inc. ..............................................      United States             600      $   30,126
    ING Groep NV ................................................       Netherlands              600          19,550
    JP Morgan Chase & Co. .......................................      United States             500          21,650
    Mediolanum SpA ..............................................          Italy               1,000          10,736
    Morgan Stanley Dean Witter & Co. ............................      United States             250          14,955
    Nomura Securities Co. Ltd. ..................................          Japan               2,000          32,670
                                                                                                          ----------
                                                                                                             224,929
                                                                                                          ----------
    ELECTRIC UTILITIES .8%
    CLP Holdings Ltd. ...........................................        Hong Kong             4,800          20,247
                                                                                                          ----------
    ELECTRICAL EQUIPMENT 2.6%
   *Active Power Inc. ...........................................      United States           1,000           8,900
    Nitto Denko Corp. ...........................................          Japan                 500           8,768
    Vestas Wind Systems AS ......................................         Denmark              1,000          43,224
                                                                                                          ----------
                                                                                                              60,892
                                                                                                          ----------
   *ELECTRONIC EQUIPMENT & INSTRUMENTS 3.4%
    Agilent Technologies Inc. ...................................      United States             500          14,305
    Flextronics International Ltd. ..............................        Singapore               500          13,595
    Pemstar Inc. ................................................      United States             800          14,544
    Tandberg ASA ................................................         Norway               2,585          37,623
                                                                                                          ----------
                                                                                                              80,067
                                                                                                          ----------
    ENERGY EQUIPMENT & SERVICES 1.0%
    Saipem SpA ..................................................          Italy               4,200          23,151
                                                                                                          ----------
    FOOD & DRUG RETAILING 1.5%
    CVS Corp. ...................................................      United States             600          21,606
    Tesco PLC ...................................................     United Kingdom           4,000          14,309
                                                                                                          ----------
                                                                                                              35,915
                                                                                                          ----------
    FOOD PRODUCTS .7%
    Dreyer's Grand Ice Cream Inc. ...............................      United States             600          16,518
                                                                                                          ----------
    GAS UTILITIES .7%
    El Paso Corp. ...............................................      United States             300          15,525
                                                                                                          ----------
    HEALTH CARE EQUIPMENT & SUPPLIES 1.4%
    Medtronic Inc. ..............................................      United States             700          33,621
                                                                                                          ----------
    HEALTH CARE PROVIDERS & SERVICES 1.5%
   *Apria Healthcare Group Inc. .................................      United States             400           9,500
    UnitedHealth Group Inc. .....................................      United States             400          26,968
                                                                                                          ----------
                                                                                                              36,468
                                                                                                          ----------
   *HOTELS RESTAURANTS & LEISURE .5%
    Buca Inc. ...................................................      United States             700          11,865
                                                                                                          ----------
    HOUSEHOLD DURABLES 1.1%
    Pioneer Corp. ...............................................          Japan               1,000          25,303
                                                                                                          ----------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)


    FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                               COUNTRY            SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HOUSEHOLD PRODUCTS .7%
    Reckitt Benckiser PLC .......................................     United Kingdom           1,200      $   17,786
                                                                                                          ----------
    INDUSTRIAL CONGLOMERATES 3.0%
    General Electric Co. ........................................      United States             700          30,450
    Hutchison Whampoa Ltd. ......................................        Hong Kong             1,000           9,648
    Tyco International Ltd. .....................................      United States             600          31,920
                                                                                                          ----------
                                                                                                              72,018
                                                                                                          ----------
    INSURANCE 4.1%
    Marsh & McLennan Cos. Inc. ..................................      United States             300          30,120
    Renaissance Holdings Ltd. ...................................         Bermuda                300          21,720
    St. Paul Cos. Inc. ..........................................      United States             600          26,310
    Tokio Marine & Fire Insurance Co. Ltd. ......................          Japan               2,000          18,705
                                                                                                          ----------
                                                                                                              96,855
                                                                                                          ----------
   *INTERNET & CATALOG RETAIL .8%
    eBay Inc. ...................................................      United States             300          18,771
                                                                                                          ----------
   *INTERNET SOFTWARE & SERVICES .7%
    MatrixOne Inc. ..............................................      United States             500           7,925
    Netegrity Inc. ..............................................      United States             300           7,791
                                                                                                          ----------
                                                                                                              15,716
                                                                                                          ----------
    IT CONSULTING & SERVICES 3.1%
    Altran Technologies SA ......................................         France                 810          41,176
    Electronic Data Systems Corp. ...............................      United States             500          31,925
                                                                                                          ----------
                                                                                                              73,101
                                                                                                          ----------
    LEISURE EQUIPMENT & PRODUCTS 1.5%
    Mattel Inc. .................................................      United States           1,000          17,900
   *Take-Two Interactive Software Inc. ..........................      United States             900          17,874
                                                                                                          ----------
                                                                                                              35,774
                                                                                                          ----------
    MACHINERY 2.3%
    Fanuc Ltd. ..................................................          Japan                 200           8,664
    SMC Corp. ...................................................          Japan                 100           9,329
    Tomra Systems ASA ...........................................         Norway               3,000          37,425
                                                                                                          ----------
                                                                                                              55,418
                                                                                                          ----------
    MEDIA 6.0%
   *AOL Time Warner Inc. ........................................      United States             600          27,270
   *AT&T Corp. - Liberty Media Group, A .........................      United States           1,500          23,595
   *Clear Channel Communications Inc. ...........................      United States             300          17,580
   *Comcast Corp., A ............................................      United States             500          19,015
   *Lamar Advertising Co., A ....................................      United States             300          13,194
    Reed International PLC ......................................     United Kingdom           1,800          15,443
   *Telewest Communications PLC .................................     United Kingdom           7,000           7,332
   *TMP Worldwide Inc. ..........................................      United States             400          20,016
                                                                                                          ----------
                                                                                                             143,445
                                                                                                          ----------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)



    FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                               COUNTRY            SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
   *MULTILINE RETAIL 1.1%
    Costco Wholesale Corp. ......................................      United States             600      $   25,830
                                                                                                          ----------
    MULTI-UTILITIES 1.3%
    Enron Corp. .................................................      United States             700          31,745
                                                                                                          ----------
    OFFICE ELECTRONICS 1.4%
    Canon Inc. ..................................................          Japan               1,000          33,791
                                                                                                          ----------
    OIL & GAS 2.2%
    Anadarko Petroleum Corp. ....................................      United States             300          17,040
   *CNOOC Ltd. ..................................................          China              12,000          12,385
    Eni SpA .....................................................          Italy               1,000          12,153
   *Spinnaker Exploration Co. ...................................      United States             300          12,090
                                                                                                          ----------
                                                                                                              53,668
                                                                                                          ----------
    PHARMACEUTICALS 9.3%
    Eli Lilly & Co. .............................................      United States             300          23,784
    Johnson & Johnson ...........................................      United States             600          32,460
    Novartis AG .................................................       Switzerland              600          20,876
    Novo Nordisk AS, B ..........................................         Denmark                900          40,699
    Pfizer Inc. .................................................      United States             400          16,488
    Sanofi Synthelabo SA ........................................         France                 385          24,186
    Schering AG .................................................         Germany              1,000          53,985
   *Shire Pharmaceuticals Group PLC .............................     United Kingdom             600           9,868
                                                                                                          ----------
                                                                                                             222,346
                                                                                                          ----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.5%
    Aixtron AG ..................................................         Germany              1,620          39,688
    Intel Corp. .................................................      United States             500          14,905
    Rohm Co. Ltd. ...............................................          Japan                 100          13,797
    STMicroelectronics NV .......................................         France                 320          10,376
   *United Microelectronics Corp., ADR ..........................         Taiwan                 645           5,444
                                                                                                          ----------
                                                                                                              84,210
                                                                                                          ----------
   *SOFTWARE 4.4%
    Manugistics Group Inc. ......................................      United States             350           7,599
    Marlborough Stirling PLC ....................................     United Kingdom          16,100          43,481
    Mercury Interactive Corp. ...................................      United States             300          11,598
    Microsoft Corp. .............................................      United States             200          13,238
    Oracle Corp. ................................................      United States             700          12,656
    Precise Software Solutions Ltd. .............................         Israel                 800          17,312
                                                                                                          ----------
                                                                                                             105,884
                                                                                                          ----------
    SPECIALTY RETAIL 1.3%
   *Inditex .....................................................          Spain                 800          12,865
    Tiffany & Co. ...............................................      United States             500          17,650
                                                                                                          ----------
                                                                                                              30,515
                                                                                                          ----------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)



    FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND                               COUNTRY            SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    WIRELESS TELECOMMUNICATION SERVICES 2.0%
*   China Mobile (Hong Kong) Ltd. ...............................          China               1,000      $    4,436
*   Nextel Communications Inc., A ...............................      United States           1,000          16,650
    NTT DoCoMo Inc. .............................................          Japan                   2          27,704
                                                                                                          ----------
                                                                                                              48,790
                                                                                                          ----------
    TOTAL COMMON STOCKS (COST $2,403,898) .......................                                          2,200,641
                                                                                                          ----------
    PREFERRED STOCKS (COST $51,447) 1.3%
    MLP AG, pfd. ................................................         Germany                400          31,866
                                                                                                          ----------
(a) SHORT TERM INVESTMENTS (COST $47,126) 2.0%
    Franklin Institutional Fiduciary Trust Money Market Portfolio       United States         47,126          47,126
                                                                                                          ----------
    TOTAL INVESTMENTS (COST $2,502,471) 95.5% ...................                                          2,279,633
    OTHER ASSETS, LESS LIABILITIES 4.5% .........................                                            108,041
                                                                                                          ----------
    TOTAL NET ASSETS 100.0% .....................................                                         $2,387,674
                                                                                                          ==========


* Non-income producing securities.

(a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Highlights

FRANKLIN GLOBAL GROWTH FUND

                                                                       CLASS A
                                                                   --------------
                                                                    PERIOD ENDED
                                                                   JULY 31, 2001+
                                                                   --------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ......................         $   10.00
                                                                    ---------
Income from investment operations:

 Net investment income ....................................                -- ***
 Net realized and unrealized losses .......................             (2.18)
                                                                    ---------
Total from investment operations ..........................             (2.18)
                                                                    ---------
Net asset value, end of period ............................         $    7.82
                                                                    =========

Total Return** ............................................            (21.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................         $   3,236
Ratios to average net assets:
 Expenses .................................................              1.73%*
 Expenses, excluding waiver and payments by affiliate .....              4.65%*
 Net investment income ....................................               .11%*
Portfolio turnover rate ...................................             37.17%

*    Annualized.

**   Total return does not reflect sales commissions and is not annualized.

***  Actual net investment income per share was $.004.

+    For the period December 29, 2000 (effective date) to July 31, 2001.

++   Based on average weighted shares outstanding.

FRANKLIN GLOBAL TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GROWTH FUND (CONT.)

                                                                      CLASS B
                                                                    -------------
                                                                    PERIOD ENDED
                                                                    JULY 31, 2001+
                                                                    -------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ........................         $ 10.00
                                                                      -------
Income from investment operations:

 Net investment loss ........................................            (.03)
 Net realized and unrealized losses .........................           (2.18)
                                                                      -------
Total from investment operations ............................           (2.21)
                                                                      -------
Net asset value, end of period ..............................         $  7.79
                                                                      =======

Total Return** ..............................................          (22.10)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................         $   458
Ratios to average net assets:
 Expenses ...................................................            2.32%*
 Expenses, excluding waiver and payments by affiliate .......            5.24%*
 Net investment loss ........................................            (.58)%*
Portfolio turnover rate .....................................           37.17%

*   Annualized.

** Total return does not reflect the contingent deferred sales charge and is not annualized.

+   For the period December 29, 2000 (effective date) to July 31, 2001.

++  Based on average weighted shares outstanding.

FRANKLIN GLOBAL TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GROWTH FUND (CONT.)

                                                                       CLASS C
                                                                    -------------
                                                                    PERIOD ENDED
                                                                    JULY 31, 2001+
                                                                    -------------

PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ........................         $ 10.00
                                                                      -------
Income from investment operations:

 Net investment loss ........................................            (.02)
 Net realized and unrealized losses .........................           (2.20)
                                                                      -------
Total from investment operations ............................           (2.22)
                                                                      -------
Net asset value, end of period ..............................         $  7.78
                                                                      =======

Total Return** ..............................................          (22.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................         $   358
Ratios to average net assets:
 Expenses ...................................................            2.30%*
 Expenses, excluding waiver and payments by affiliate .......            5.22%*
 Net investment loss ........................................            (.47)%*
Portfolio turnover rate .....................................           37.17%


*    Annualized.

** Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.

+    For the period December 29, 2000 (effective date) to July 31, 2001.

++   Based on average weighted shares outstanding.

FRANKLIN GLOBAL TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GROWTH FUND (CONT.)

                                                                    ADVISOR CLASS
                                                                    -------------
                                                                    PERIOD ENDED
                                                                    JULY 31, 2001+
                                                                    -------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net asset value, beginning of period ........................         $ 10.00
                                                                      -------
Income from investment operations:

 Net investment income ......................................             .03
 Net realized and unrealized losses .........................           (2.20)
                                                                      -------
Total from investment operations ............................           (2.17)
                                                                      -------
Net asset value, end of period ..............................         $  7.83
                                                                      =======

Total Return** ..............................................          (21.70)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................         $   219
Ratios to average net assets:
 Expenses ...................................................            1.40%*
 Expenses, excluding waiver and payments by affiliate .......            4.32%*
 Net investment income ......................................             .57%*
Portfolio turnover rate .....................................           37.17%

*    Annualized.

**   Total return is not annualized.

+    For the period December 29, 2000 (effective date) to July 31, 2001.

++   Based on average weighted shares outstanding.


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001

FRANKLIN GLOBAL GROWTH FUND                                                COUNTRY       SHARES    VALUE
----------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.5%
 AEROSPACE & DEFENSE 3.0%

 Embraer-Empresa Brasileira de Aeronautica SA, ADR ..................        Brazil       1,100  $  39,160
 United Technologies Corp. ..........................................     United States   1,200     88,080
                                                                                                 ---------
                                                                                                   127,240
                                                                                                 ---------

 AIR FREIGHT & COURIERS 2.0%

 Exel PLC ...........................................................    United Kingdom   2,700     29,667
 United Parcel Service Inc., B ......................................     United States     600     34,098
 Yamato Transport Co. Ltd. ..........................................         Japan       1,000     19,458
                                                                                                 ---------
                                                                                                    83,223
                                                                                                 ---------

 AUTOMOBILES 1.8%

 Bayerische Motoren Werke AG ........................................        Germany      1,500     52,760
*Denway Motors Ltd. .................................................       Hong Kong    66,000     22,847
                                                                                                 ---------
                                                                                                    75,607
                                                                                                 ---------
 BANKS 3.9%

 Allied Irish Banks PLC .............................................    Irish Republic   2,100     22,416
 Danske Bank ........................................................        Denmark      3,000     52,151
 Lloyds TSB Group PLC ...............................................    United Kingdom   4,300     44,153
 Royal Bank of Scotland Group PLC ...................................    United Kingdom   2,100     47,885
                                                                                                 ---------
                                                                                                   166,605
                                                                                                 ---------

*BIOTECHNOLOGY 1.3%
 Genzyme Corp-General Division ......................................     United States   1,000     56,000
                                                                                                 ---------

 CHEMICALS .8%
 Shin-Etsu Chemical Co. Ltd. ........................................         Japan       1,000     34,672
                                                                                                 ---------
*COMMERCIAL SERVICES & SUPPLIES 1.3%
 ISS A/S ............................................................        Denmark        900     54,441
                                                                                                 ---------
 COMMUNICATIONS EQUIPMENT 1.8%
*Cisco Systems Inc. .................................................     United States   1,600     30,752
*Comverse Technology Inc. ...........................................     United States     800     22,624
 Nokia Corp., A .....................................................        Finland      1,100     24,206
                                                                                                 ---------
                                                                                                    77,582
                                                                                                 ---------

 COMPUTERS & PERIPHERALS 2.1%
*EMC Corp. ..........................................................     United States   1,000     19,720
 International Business Machines Corp. ..............................     United States     400     42,084
 NEC Corp. ..........................................................         Japan       2,000     26,729
                                                                                                 ---------
                                                                                                    88,533
                                                                                                 ---------

 DISTRIBUTORS .5%
 LI & Fung Ltd. .....................................................       Hong Kong    14,000     23,155
                                                                                                 ---------
 DIVERSIFIED FINANCIALS 10.0%
 Amvescap PLC .......................................................    United Kingdom   3,000     47,671
 Citigroup Inc. .....................................................     United States   1,800     90,378
 Fannie Mae .........................................................     United States     750     62,438
 ING Groep NV .......................................................      Netherlands    2,000     65,166

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)

FRANKLIN GLOBAL GROWTH FUND                                                COUNTRY       SHARES    VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED FINANCIALS (CONT.)
 JP Morgan Chase & Co. ..............................................     United States   2,100  $  90,930
 Mediolanum SpA .....................................................         Italy       2,100     22,545
 Nomura Securities Co. Ltd. .........................................         Japan       3,000     49,005
                                                                                                 ---------
                                                                                                   428,133
                                                                                                 ---------

*DIVERSIFIED TELECOMMUNICATION SERVICES 1.0%
 Broadwing Inc. .....................................................     United States   1,700     41,327
                                                                                                 ---------
 ELECTRIC UTILITIES 1.1%
 CLP Holdings Ltd. ..................................................       Hong Kong    11,400     48,087
                                                                                                 ---------
 ELECTRICAL EQUIPMENT 1.1%
 Nitto Denko Corp. ..................................................         Japan         800     14,029
 Vestas Wind Systems AS .............................................        Denmark        800     34,579
                                                                                                 ---------
                                                                                                    48,608
                                                                                                 ---------

*ELECTRONIC EQUIPMENT & INSTRUMENTS .4%
 Agilent Technologies Inc. ..........................................     United States     600     17,166
                                                                                                 ---------
 ENERGY EQUIPMENT & SERVICES 1.9%
 Saipem SpA .........................................................         Italy       7,400     40,790
 Transocean Sedco Forex Inc. ........................................     United States   1,200     38,748
                                                                                                 ---------
                                                                                                    79,538
                                                                                                 ---------

 FOOD & DRUG RETAILING 2.2%
 CVS Corp. ..........................................................     United States     800     28,808
 Tesco PLC ..........................................................    United Kingdom  11,000     39,348
 Woolworths Ltd. ....................................................       Australia     4,500     25,223
                                                                                                 ---------
                                                                                                    93,379
                                                                                                 ---------

 GAS UTILITIES .7%
 El Paso Corp. ......................................................     United States     600     31,050
                                                                                                 ---------
 HEALTH CARE EQUIPMENT & SUPPLIES 1.7%
 Medtronic Inc. .....................................................     United States   1,500     72,045
                                                                                                 ---------
 HOTELS RESTAURANTS & LEISURE 1.2%
 Compass Group PLC ..................................................    United Kingdom   6,800     50,829
                                                                                                 ---------
 HOUSEHOLD DURABLES 1.2%
 Pioneer Corp. ......................................................         Japan       2,000     50,607
                                                                                                 ---------
 HOUSEHOLD PRODUCTS 2.0%
 KAO Corp. ..........................................................         Japan       2,000     46,763
 Reckitt Benckiser PLC ..............................................    United Kingdom   2,500     37,054
                                                                                                 ---------
                                                                                                    83,817
                                                                                                 ---------

 INDUSTRIAL CONGLOMERATES 3.8%
 General Electric Co. ...............................................     United States   1,500     65,250
 Tyco International Ltd. ............................................     United States   1,800     95,760
                                                                                                 ---------
                                                                                                   161,010
                                                                                                 ---------

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)

FRANKLIN GLOBAL GROWTH FUND                                                COUNTRY       SHARES    VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 8.4%
 American International Group Inc. ..................................     United States   1,500  $ 124,875
 Marsh & McLennan Cos. Inc. .........................................     United States   1,000    100,400
 St. Paul Cos. Inc. .................................................     United States   2,000     87,700
 Tokio Marine & Fire Insurance Co. Ltd. .............................         Japan       5,000     46,763
                                                                                                 ---------
                                                                                                   359,738
                                                                                                 ---------

 IT CONSULTING & SERVICES 1.5%
 Electronic Data Systems Corp. ......................................     United States   1,000     63,850
                                                                                                 ---------
 LEISURE EQUIPMENT & PRODUCTS .9%
 Fuji Photo Film Co. Ltd. ...........................................         Japan       1,000     39,556
                                                                                                 ---------
 MACHINERY .8%
 Fanuc Ltd. .........................................................         Japan         400     17,328
 SMC Corp. ..........................................................         Japan         200     18,657
                                                                                                 ---------
                                                                                                    35,985
                                                                                                 ---------

 MEDIA 6.9%
*AOL Time Warner Inc. ...............................................     United States   1,800     81,810
 Arnoldo Mondadori Editore SpA ......................................         Italy       2,500     18,593
*Clear Channel Communications Inc. ..................................     United States     900     52,740
 Reed International PLC. ............................................    United Kingdom   6,500     55,766
*Telewest Communications PLC. .......................................    United Kingdom  12,400     12,989
*Viacom Inc., B .....................................................     United States   1,500     74,700
                                                                                                 ---------
                                                                                                   296,598
                                                                                                 ---------

 MULTILINE RETAIL 2.9%
*Costco Wholesale Corp. .............................................     United States   1,200     51,660
 Metro AG ...........................................................        Germany        500     19,599
 Target Corp. .......................................................     United States   1,300     50,310
                                                                                                 ---------
                                                                                                   121,569
                                                                                                 ---------

 MULTI-UTILITIES .9%
 Enron Corp. ........................................................     United States     800     36,280
                                                                                                 ---------

 OFFICE ELECTRONICS 1.6%
 Canon Inc. .........................................................         Japan       2,000     67,582
                                                                                                 ---------

 OIL & GAS 4.4%
 Anadarko Petroleum Corp. ...........................................     United States     800     45,440
*CNOOC Ltd. .........................................................         China      24,000     24,770
 Eni SpA ............................................................         Italy       1,800     21,876
 Royal Dutch Petroleum Co., Br. .....................................      Netherlands      700     40,821
 Total Fina Elf SA, B ...............................................        France         400     56,907
                                                                                                 ---------
                                                                                                   189,814
                                                                                                 ---------

 PHARMACEUTICALS 13.3%
 Eli Lilly & Co. ....................................................     United States   1,250     99,100
 Johnson & Johnson ..................................................     United States   1,700     91,970
 Merck & Co. Inc. ...................................................     United States   1,250     84,975
 Novartis AG ........................................................      Switzerland    1,100     38,273

FRANKLIN GLOBAL TRUST
STATEMENT OF INVESTMENTS, JULY 31, 2001 (CONT.)

FRANKLIN GLOBAL GROWTH FUND                                                COUNTRY       SHARES     VALUE
-----------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 PHARMACEUTICALS (CONT.)
 Novo Nordisk AS, B .................................................        Denmark        800   $  36,177
 Pfizer Inc. ........................................................     United States   2,400      98,928
 Sanofi Synthelabo SA ...............................................        France         700      43,975
 Schering AG ........................................................        Germany      1,000      53,985
*Shire Pharmaceuticals Group PLC ....................................    United Kingdom   1,300      21,380
                                                                                                 ----------
                                                                                                    568,763
                                                                                                 ----------

 REAL ESTATE .5%
 Cheung Kong Holdings Ltd. ..........................................       Hong Kong     2,000      19,809
                                                                                                 ----------

 SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.1%
 Intel Corp. ........................................................     United States     700      20,867
 Rohm Co. Ltd. ......................................................         Japan         300      41,390
 STMicroelectronics NV ..............................................        France         650      21,077
*United Microelectronics Corp., ADR .................................        Taiwan         875       7,385
                                                                                                 ----------
                                                                                                     90,719
                                                                                                 ----------

*SOFTWARE 1.1%
 Mercury Interactive Corp. ..........................................     United States     500      19,330
 Oracle Corp. .......................................................     United States   1,600      28,928
                                                                                                 ----------
                                                                                                     48,258
                                                                                                 ----------

*SPECIALTY RETAIL .6%
 Inditex ............................................................         Spain       1,600      25,731
                                                                                                 ----------

 WIRELESS TELECOMMUNICATION SERVICES .8%
*China Mobile (Hong Kong) Ltd. ......................................         China       1,500       6,653
 NTT DoCoMo Inc. ....................................................         Japan           2      27,704
                                                                                                 ----------
                                                                                                     34,357
                                                                                                 ----------

 TOTAL COMMON STOCKS (COST $4,389,414) ..............................                             3,991,263
                                                                                                 ----------
 PREFERRED STOCKS (COST $69,168) 1.1%
 MLP AG, pfd. .......................................................        Germany        600      47,799
                                                                                                 ----------
(a)SHORT TERM INVESTMENTS (COST $107,556) 2.5%
 Franklin Institutional Fiduciary Trust Money Market Portfolio ......     United States 107,556     107,556
                                                                                                 ----------
 TOTAL INVESTMENTS (COST $4,566,138) 97.1% ..........................                             4,146,618
 OTHER ASSETS, LESS LIABILITIES 2.9% ................................                               125,155
                                                                                                 ----------
 TOTAL NET ASSETS 100.0% ............................................                            $4,271,773
                                                                                                 ==========


*    Non-income producing securities.

(a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2001

                                                 FRANKLIN              FRANKLIN
                                             GLOBAL AGGRESSIVE          GLOBAL
                                                GROWTH FUND          GROWTH FUND
                                             -----------------------------------
Assets:
 Investments in securities:
    Cost ...............................        $ 2,502,471         $ 4,566,138
                                             -----------------------------------
    Value ..............................          2,279,633           4,146,618
 Cash ..................................              9,425              18,255
 Receivables:
    Investment securities sold .........              7,785              27,307
    Dividends ..........................                779               2,343
    From affiliates ....................             61,590              49,159
    Unamortized offering costs .........             40,868              40,868
                                             -----------------------------------
      Total assets .....................          2,400,080           4,284,550
                                             -----------------------------------
Liabilities:
 Payables:
    Capital shares redeemed ............                 --                 273
    Accrued expenses ...................             12,406              12,504
                                             -----------------------------------
      Total liabilities ................             12,406              12,777
                                             -----------------------------------
Net assets, at value ...................        $ 2,387,674         $ 4,271,773
                                             ===================================
Net assets consist of:
 Undistributed net investment income ...        $    18,231         $    22,797
 Net unrealized depreciation ...........           (222,838)           (419,520)
 Accumulated net realized loss .........           (236,161)           (610,998)
 Capital shares ........................          2,828,442           5,279,494
                                             -----------------------------------
Net assets, at value ...................        $ 2,387,674         $ 4,271,773
                                             ===================================


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JULY 31, 2001

                                                                              FRANKLIN         FRANKLIN
                                                                          GLOBAL AGGRESSIVE     GLOBAL
                                                                            GROWTH FUND       GROWTH FUND
                                                                          -------------------------------
CLASS A:
 Net assets, at value ................................................       $1,596,002       $3,236,477
                                                                             ----------       ----------
 Shares outstanding ..................................................          192,982          414,028
                                                                             ----------       ----------
 Net asset value per share ...........................................       $     8.27       $     7.82
                                                                             ----------       ----------
 Maximum offering price per share (Net asset value per share / 94.25%)       $     8.77       $     8.30
                                                                             ----------       ----------

CLASS B:
 Net assets, at value ................................................       $  256,543       $  457,535
                                                                             ----------       ----------
 Shares outstanding ..................................................           31,128           58,770
                                                                             ----------       ----------
 Net asset value per share* ..........................................       $     8.24       $     7.79
                                                                             ----------       ----------

CLASS C:
 Net assets, at value ................................................       $  297,242       $  358,325
                                                                             ----------       ----------
 Shares outstanding ..................................................           36,052           46,045
                                                                             ----------       ----------
 Net asset value per share* ..........................................       $     8.24       $     7.78
                                                                             ----------       ----------
 Maximum offering price per share (Net asset value per share / 99.00%)       $     8.32       $     7.86
                                                                             ----------       ----------

ADVISOR CLASS:
 Net assets, at value ................................................       $  237,887       $  219,436
                                                                             ----------       ----------
 Shares outstanding ..................................................           28,705           28,038
                                                                             ----------       ----------
 Net asset value per share ...........................................       $     8.29       $     7.83
                                                                             ----------       ----------


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS

FOR THE PERIOD DECEMBER 29, 2000 (EFFECTIVE DATE) TO JULY 31, 2001


                                                              FRANKLIN          FRANKLIN
                                                         GLOBAL AGGRESSIVE       GLOBAL
                                                            GROWTH FUND        GROWTH FUND
                                                         ---------------------------------
Investment Income:
 Dividends* ........................................       $    17,660        $    33,265
 Interest ..........................................             7,250             11,126
                                                         ---------------------------------
     Total investment income .......................            24,910             44,391
                                                         ---------------------------------
Expenses:
 Management fees (Note 3) ..........................            10,153             18,754
 Administrative fees (Note 3) ......................             2,701              4,831
 Distribution fees (Note 3)
  Class A ..........................................             2,990              6,357
  Class B ..........................................             1,372              1,781
  Class C ..........................................             1,469              1,648
 Transfer agent fees (Note 3) ......................             1,325              1,750
 Custodian fees ....................................               175                350
 Reports to shareholders ...........................             1,400              1,450
 Registration and filing fees ......................             6,900              7,250
 Professional fees .................................            12,005             12,005
 Trustees' fees and expenses .......................                10                 20
 Amortization of offering costs ....................            57,919             57,919
 Other .............................................                15                 15
                                                         ---------------------------------
     Total expenses ................................            98,434            114,130
     Expenses waived/paid by affiliate (Note 3) ....           (73,704)           (70,552)
                                                         ---------------------------------
      Net expenses .................................            24,730             43,578
                                                         ---------------------------------
       Net investment income .......................               180                813
                                                         ---------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:

  Investments ......................................          (236,161)          (610,998)
  Foreign currency transactions ....................             2,154             (6,366)
                                                         ---------------------------------
     Net realized loss .............................          (234,007)          (617,364)
     Net unrealized depreciation on investments ....          (222,838)          (419,520)
                                                         ---------------------------------
Net realized and unrealized loss ...................          (456,845)        (1,036,884)
                                                         ---------------------------------
Net decrease in net assets resulting from operations       $  (456,665)       $(1,036,071)
                                                         =================================

* Net of foreign taxes of $639 and $1,897 for the Franklin Global Aggressive Growth Fund and the Franklin Global Growth Fund, respectively.


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD DECEMBER 29, 2000 (EFFECTIVE DATE) TO JULY 31, 2001

                                                                            FRANKLIN             FRANKLIN
                                                                        GLOBAL AGGRESSIVE         GLOBAL
                                                                           GROWTH FUND         GROWTH FUND
                                                                        ----------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...........................................       $       180        $       813
   Net realized loss from investments and foreign currency
    transactions ...................................................          (234,007)          (617,364)
   Net unrealized depreciation on investments ......................          (222,838)          (419,520)
                                                                        ----------------------------------
     Net decrease in net assets resulting from operations ..........          (456,665)        (1,036,071)
 Capital share transactions (Note 2):

   Class A .........................................................         1,886,819          4,036,337
   Class B .........................................................           293,761            530,943
   Class C .........................................................           340,524            425,834
   Advisor Class ...................................................           273,235            264,730
                                                                        ----------------------------------
 Total capital share transactions ..................................         2,794,339          5,257,844
     Net increase in net assets ....................................         2,337,674          4,221,773
Net assets:
 Beginning of period ...............................................            50,000             50,000
                                                                        ----------------------------------
 End of period .....................................................       $ 2,387,674        $ 4,271,773
                                                                        ==================================
Undistributed net investment income included in net assets:

 End of period .....................................................       $    18,231        $    22,797
                                                                        ==================================


                       See notes to financial statements.

FRANKLIN GLOBAL TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two Funds. The Funds and their investment policies are:

Franklin Global Aggressive Growth Fund - Seeks to achieve long term capital appreciation by investing primarily in securities of companies located around the world that demonstrate accelerating growth, increasing profitability, or above-average growth or growth potential.

Franklin Global Growth Fund - Seeks to achieve long-term capital appreciation by investing primarily in equity securities of large and mid cap growth companies located throughout the world.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or Nasdaq are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provisions have been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. UNAMORTIZED OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

2. BENEFICIAL SHARES

The Funds offer four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At July 31, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                      FRANKLIN GLOBAL        FRANKLIN GLOBAL
                                 AGGRESSIVE GROWTH FUND       GROWTH FUND
                                 -----------------------------------------------
CLASS A SHARES:                    SHARES      AMOUNT    SHARES        AMOUNT
                                 -----------------------------------------------
Period ended July 31, 2001*
Shares sold ...............       199,589  $ 1,962,613   439,812    $ 4,267,907
Shares redeemed ...........        (7,857)     (75,794)  (27,034)      (231,570)
                                 -----------------------------------------------
Net increase ..............       191,732  $ 1,886,819   412,778    $ 4,036,337
                                 ===============================================

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                     FRANKLIN GLOBAL           FRANKLIN GLOBAL
                                 AGGRESSIVE GROWTH FUND          GROWTH FUND
                                 -----------------------------------------------
CLASS B SHARES:                  SHARES      AMOUNT        SHARES      AMOUNT
                                 -----------------------------------------------
Period ended July 31, 2001*
Shares sold ...............      30,251    $ 296,848       58,132    $ 536,328
Shares redeemed ...........        (373)      (3,087)        (612)      (5,385)
                                 -----------------------------------------------
Net increase ..............      29,878    $ 293,761       57,520    $ 530,943
                                 ===============================================


                                     FRANKLIN GLOBAL           FRANKLIN GLOBAL
                                 AGGRESSIVE GROWTH FUND          GROWTH FUND
                                 -----------------------------------------------
CLASS C SHARES:                  SHARES      AMOUNT        SHARES     AMOUNT
                                 -----------------------------------------------

Period ended July 31, 2001*
Shares sold ...............      35,307    $ 344,971       45,299    $ 429,866
Shares redeemed ...........        (505)      (4,447)        (504)      (4,032)
                                 -----------------------------------------------
Net increase ..............      34,802    $ 340,524       44,795    $ 425,834
                                 ===============================================


                                     FRANKLIN GLOBAL           FRANKLIN GLOBAL
                                 AGGRESSIVE GROWTH FUND          GROWTH FUND
                                 -----------------------------------------------
ADVISOR CLASS SHARES:            SHARES    AMOUNT          SHARES     AMOUNT
                                 -----------------------------------------------

Period ended July 31, 2001*
Shares sold ...............      28,727    $ 284,554       27,088    $ 267,393
Shares redeemed ...........      (1,272)     (11,319)        (300)      (2,663)
                                 -----------------------------------------------
Net increase ..............      27,455    $ 273,235       26,788    $ 264,730
                                 ===============================================

*    Effective date was December 29, 2000.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

    ENTITY                                                AFFILIATION
    ----------------------------------------------------------------------------

    Franklin Templeton Services, LLC (FT Services)        Administrative manager
    Franklin Advisers, Inc. (Advisers)                    Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)  Principal underwriter
    Franklin/Templeton Investor Services, LLC (FTIS)      Transfer agent

The Funds pay an investment management fee to Advisers based on the average daily net assets of each Fund as follows:

      ANNUALIZED
       FEE RATE    AVERAGE DAILY NET ASSETS
      ----------------------------------------------------------------
         0.80%     First $500 million

         0.70%     Over $500 million, up to and including $1.0 billion
         0.65%     Over $1.0 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under a subadvisory agreement, Fiduciary International, Inc., an affiliate of Advisers, provides subadvisory services to the Funds and receives from Advisers fees based on the average daily net assets of each Fund.

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively.

Distributors paid net commissions from sales of Funds' shares and received contingent deferred sales charges for the period ended July 31, 2001 as follows:

                                                        FRANKLIN        FRANKLIN
                                                   GLOBAL AGGRESSIVE     GLOBAL
                                                       GROWTH FUND     GROWTH FUND
                                                   -------------------------------
Total commissions paid .........................         $ 1,398         $13,471
Contingent deferred sales charges ..............         $   119         $    40

The manager and administrator have agreed in advance to waive or limit their respective fees and assume as their own expense certain expense otherwise payable by the Funds so that total annual Funds' operating expenses do not exceed 1.75% for Class A, 2.40% for Class B, 2.40% for Class C, and 1.40% for Advisor Class for the current fiscal year. After July 31, 2002, the manager and administrator may end this arrangement at any time.

4. INCOME TAXES

At July 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

                                                      FRANKLIN        FRANKLIN
                                                 GLOBAL AGGRESSIVE     GLOBAL
                                                     GROWTH FUND     GROWTH FUND
                                                 -------------------------------
Investments at cost ......................       $ 2,502,471        $ 4,566,138
                                                 -------------------------------
Unrealized appreciation ..................       $    90,738        $    89,576
Unrealized depreciation ..................          (313,576)          (509,096)
                                                 -------------------------------
Net unrealized depreciation ..............       $  (222,838)       $  (419,520)
                                                 ===============================

At July 31, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                                      FRANKLIN        FRANKLIN
                                                 GLOBAL AGGRESSIVE     GLOBAL
                                                     GROWTH FUND     GROWTH FUND
                                                 -------------------------------

Capital loss carryover expiring in:
2009........................................     $236,161               $610,998

FRANKLIN GLOBAL TRUST
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended July 31, 2001 were as follows:

                                                      FRANKLIN        FRANKLIN
                                                 GLOBAL AGGRESSIVE     GLOBAL
                                                     GROWTH FUND     GROWTH FUND
                                                 -------------------------------
Purchases ........................               $3,189,279          $6,236,818
Sales ............................               $  498,027          $1,167,495

FRANKLIN GLOBAL TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FRANKLIN GLOBAL TRUST AND THE SHAREHOLDERS OF:
FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND
FRANKLIN GLOBAL GROWTH FUND

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Aggressive Growth Fund and Franklin Global Growth Fund, each a series of Franklin Global Trust (the "Trust"), at July 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 29, 2000 (effective date) through July 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 21, 2001


46
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